UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10481

Cohen & Steers Quality Income Realty Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2013

Item 1. Reports to Stockholders.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2013. The net asset value (NAV) at that date was $11.28 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its NAV; at period end, the Fund's closing price on the NYSE was $11.23.

The total returns, including income, for the Fund and its comparative benchmarks were:

Six Months Ended June 30, 2013
Cohen & Steers Quality Income Realty Fund at NAV[a]	6.69%
Cohen & Steers Quality Income Realty Fund at Market Value[a]	14.05%
FTSE NAREIT Equity REIT Index[b]	6.49%
Blended benchmark—80% FTSE NAREIT Equity REIT Index/ 20% BofA Merrill Lynch REIT Preferred Index[b]	4.81%
S&P 500 Index[b]	13.82%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Managed Distribution Policy

Cohen & Steers Quality Income Realty Fund, Inc. (the Fund), acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Directors (the Board), adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular quarterly cash distributions to its shareholders (the Plan). The Plan will give the Fund greater flexibility to realize long-term capital gains a  As a closed-end investment company, the price of the Fund's NYSE-traded shares will be set by market forces and at times may deviate from the NAV per share of the Fund.

b  The FTSE NAREIT Equity REIT Index is an unmanaged, market-capitalization-weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole. The BofA Merrill Lynch REIT Preferred Index is an unmanaged index of real estate preferred securities. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

and to distribute those gains on a regular quarterly basis. In accordance with the Plan, the Fund currently distributes $0.18 per share on a quarterly basis.

The Fund may pay distributions in excess of the Fund's investment company taxable income and realized gains. This excess would be a "return of capital" distributed from the Fund's assets. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Shareholders should not draw any conclusions about the Fund's investment performance from the amount of these distributions or from the terms of the Fund's Plan. The Fund's total return based on net asset value is presented in the table above as well as in the Financial Highlights table.

The Plan provides that the Board may amend or terminate the Plan at any time without prior notice to Fund shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination. The termination of the Plan could have the effect of creating a trading discount (if the Fund's stock is trading at or above net asset value) or widening an existing trading discount.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark index, which does not use fair value pricing.

Investment Review

U.S. real estate securities had solid gains in the first half of 2013, helped by improving demand and very little new supply in most property sectors. However, late in the period REITs declined sharply along with other income-oriented assets, as Treasury yields rose in response to news that the Federal Reserve might taper its bond purchasing program relatively soon. Despite the rise in yields, REITs maintained generally strong balance sheets, with low-rate debt typically structured at fixed, multi-year terms.

Commercial real estate benefited broadly from signs of a housing-led economic recovery. Property sectors with short lease terms and cyclically sensitive businesses generally fared well in this environment, including hotels (10.5% total returnc) and self storage (9.0%). The residential market also provided a boost to shopping center and industrial REITs (8.3% and 6.0%, respectively) given their ties to local economic growth and housing-related businesses. By contrast, the apartment sector (3.7%) was hindered by concerns that rising home purchases, along with accelerating multifamily supply, would have a negative impact on cash flow growth.

c  Sector returns as measured by the FTSE NAREIT Equity REIT Index.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Health care REITs (9.4%) continued to actively acquire properties, although the premium valuations placed on these properties limited their potential earnings benefit. Markets priced in a particularly favorable outlook for senior living centers, which historically have a strong correlation to housing and employment.

The office sector (6.7%) saw some aggressive bidding on New York properties. An investor took a 40% stake in the GM building, making it the most valuable office building in the U.S., with an estimated worth of $3.4 billion. Late in the period, an unidentified bidder offered to buy the Empire State Building for $2.1 billion, the second takeover proposal reported before a planned initial public offering that would include the building. These deals reflected a broader trend of rising real estate investment demand from sources eager for yield and inflation protection.

IPO and M&A activity was visible

There were 11 new listings from real estate companies in the first half of 2013, a combination of initial public offerings and private REITs that became listed on the exchange. The issuers have generally been specialty REITs, such as data-center owners and companies that purchase single-family homes to rent. On the merger and acquisition front, Mid-America Apartment Communities and Colonial Properties Trust announced a merger that would create a publicly traded apartment REIT focused on Sunbelt markets. The combined company was expected to have a total market capitalization of $8.6 billion at the time of the announcement.

REIT Preferreds declined

Preferred securities issued by real estate companies had a total return of –1.9% in the period as measured by the BofA Merrill Lynch REIT Preferred Index, hindered by the rise in Treasury yields. The high credit quality REIT preferreds that comprise the index underperformed investment-grade preferreds issued by financial companies, as many were relatively new issues with lower income rates and credit spreads, and therefore had much less room for yield-spread compression.

Fund performance

The Fund had a positive total return in the period and outperformed its blended benchmark based on NAV and market value. Factors that aided relative performance based on NAV included stock selection in the apartment sector. In the hotel sector, returns were helped by our overweight in Strategic Hotels & Resorts, which rallied on speculation that the company might be acquired. The Fund's allocation to REIT preferred securities benefited performance both in absolute and relative terms.

Relative returns were hindered by stock selection in the regional mall and diversified sectors. Within the diversified sector, our position in Digital Realty Trust detracted, as it struggled amid concerns regarding high capital expenditures and the lease-negotiating power of its large tenants. Our underweights in the health care (9.4%) and free-standing retail (9.5%) sectors also hampered relative performance.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Impact of leverage on Fund performance

The Fund's use of leverage contributed to the Fund's performance during the six-month period ended June 30, 2013.

Investment Outlook

We expect the Federal Reserve to moderate quantitative easing once stronger and more sustained economic growth is observed, which we expect in late 2013. In this scenario, we believe Treasury yields are likely to be higher in 2014, although we would emphasize that the path to higher interest rates runs through an improving economy. Better growth could have a greater impact on investor sentiment than a move away from historically low rates, in our view.

We believe that an environment of low new supply and improving demand generated by a housing-led economic recovery should be supportive of REIT shares. The group has historically performed well in periods of economic growth, even when accompanied by rising interest rates, as occupancies and rents are often correlated with rising employment and GDP. Given that distributions for most U.S. REITs are near the required minimum, companies will likely need to raise their payouts as cash ﬂows improve, offering the potential for strong dividend growth over the next several years, in our view. Based on our cash-flow-growth projections, we believe valuations for U.S. REITs are attractive relative to where we are in the real estate cycle.

Our focus is on REITs with the potential to outperform in an environment of greater economic growth. From a sector standpoint, we like the shopping center, industrial, self-storage and hotel sectors. We have sold some suburban office owners, as we believe the group's valuation advantage has narrowed relative to central business district office companies. West Coast offices still offer strong fundamentals, although we are monitoring these companies for signs of slowing growth in rents and absorption.

With regard to REIT preferreds, we believe that the recent downdraft in these securities has been somewhat rational, as prospects for lower Federal Reserve accommodation has increased uncertainty. However, we believe the extent of repricing of many preferreds has led to a value entry point in many securities. With yield spreads already wide of historical levels before the selloff and even wider now, we believe many securities look quite compelling, even if we assume that Treasury yields will rise further.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS
Co-chairman	Co-chairman

JOSEPH M. HARVEY	WILLIAM F. SCAPELL
Portfolio Manager	Portfolio Manager

THOMAS N. BOHJALIAN	JASON YABLON
Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change and are as of the date of publication. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, commodities, global natural resource equities, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our website contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Our Leverage Strategy
(Unaudited)

Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing the net income available for shareholders. As of June 30, 2013, leverage represented 27% of the Fund's managed assets.

Through a combination of variable and fixed rate financing, the Fund has locked in interest rates on a significant portion of this additional capital for periods of five, six and seven years (where we effectively reduce our variable rate obligation and fix our rate obligation over various terms). Specifically, as of June 30, 2013, we have fixed the rate on 85% of our borrowings at an average interest rate of 1.9% for an average remaining term of 4.8 years. Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund's net asset value in both up and down markets. However, we believe that locking in portions of the Fund's leveraging costs for the various terms partially protects the Fund's expenses from an increase in short-term interest rates.

Leverage Factsa,b

Leverage (as a % of managed assets)	27%
% Fixed Rate	85%
% Variable Rate	15%
Weighted Average Rate on Financing	1.9%
Weighted Average Term on Financing	4.8 years

The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The net asset value of the Fund's common shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the common shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, the common shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for common shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to common shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

a  Data as of June 30, 2013. Information is subject to change.

b  See Note 7 in Notes to Financial Statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

June 30, 2013

Top Ten Holdingsa
(Unaudited)

Security	Market Value	% of Managed Assets
Simon Property Group	$154,736,964	9.1
Ventas	83,780,707	4.9
Prologis	75,525,549	4.4
Equity Residential	73,446,016	4.3
Health Care REIT	66,259,155	3.9
Vornado Realty Trust	58,154,900	3.4
Public Storage	45,250,903	2.7
Kimco Realty Corp.	38,117,841	2.2
SL Green Realty Corp.	33,555,237	2.0
Realty Income Corp.	30,829,435	1.8

a  Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown

(Based on Managed Assets)
(Unaudited)

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2013 (Unaudited)

		Number of Shares	Value
COMMON STOCK—REAL ESTATE	111.5%
DIVERSIFIED	11.0%
American Assets Trust[a,b]		344,815	$10,640,991
BGP Holdings PLC (Australia) (EUR)[c,d,e]		3,927,678	0
Colony Financial[a]		705,219	14,026,806
Cousins Properties[a]		1,019,088	10,292,789
Duke Realty Corp.[a]		1,387,700	21,634,243
Forest City Enterprises, Class Ae		396,494	7,101,207
Vornado Realty Trust[a,b]		701,930	58,154,900
WP Carey[a]		218,422	14,452,984
			136,303,920
HEALTH CARE	14.3%
Aviv REIT[a]		349,604	8,841,485
Emeritus Corp.[a,e]		482,267	11,178,949
Health Care REIT[a,b]		988,500	66,259,155
Healthcare Trust of America, Class A		675,068	7,581,014
Ventas[a,b]		1,206,172	83,780,707
			177,641,310
HOTEL	8.0%
Hersha Hospitality Trust[a]		2,730,028	15,397,358
Host Hotels & Resorts[a,b]		1,303,783	21,994,819
Hyatt Hotels Corp., Class Aa,b,e		179,580	7,247,849
Pebblebrook Hotel Trust[a]		532,300	13,759,955
RLJ Lodging Trust		631,000	14,191,190
Strategic Hotels & Resorts Worldwide[a,e]		1,851,902	16,407,852
Sunstone Hotel Investors[e]		910,041	10,993,295
			99,992,318
INDUSTRIALS	7.1%
DCT Industrial Trust[a]		721,315	5,157,402
First Industrial Realty Trust		392,600	5,955,742
Prologis[a,b]		2,002,268	75,525,549
STAG Industrial		100,484	2,004,656
			88,643,349

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
OFFICE	13.6%
Alexandria Real Estate Equities[a]		296,300	$19,472,836
Boston Properties[a,b]		261,843	27,616,581
Corporate Office Properties Trust[a]		602,334	15,359,517
Douglas Emmett[a]		828,297	20,666,010
Highwoods Properties[a]		504,900	17,979,489
Hudson Pacific Properties[a]		798,234	16,986,420
Mack-Cali Realty Corp.		329,903	8,079,324
Parkway Properties		551,648	9,245,621
SL Green Realty Corp.a,b		380,488	33,555,237
			168,961,035
OFFICE/INDUSTRIAL	1.4%
PS Business Parks		232,667	16,791,577
RESIDENTIAL	16.9%
APARTMENT	15.0%
Apartment Investment & Management Co.[a,b]		591,704	17,774,788
AvalonBay Communities[a,b]		136,572	18,424,929
Colonial Properties Trust[a]		966,400	23,309,568
Equity Residential[a,b]		1,265,002	73,446,016
Essex Property Trust[a]		107,500	17,083,900
Mid-America Apartment Communities		132,653	8,989,894
UDR[a,b]		1,100,765	28,058,500
			187,087,595
MANUFACTURED HOME	1.9%
Sun Communities		300,136	14,934,767
TRI Pointe Homes[e]		492,869	8,171,768
			23,106,535
TOTAL RESIDENTIAL			210,194,130
SELF STORAGE	7.6%
CubeSmart[a,b]		838,238	13,395,043
Extra Space Storage[a]		454,100	19,040,413
Public Storage[a,b]		295,121	45,250,903
Sovran Self Storage		263,791	17,091,019
			94,777,378

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
SHOPPING CENTERS	30.4%
COMMUNITY CENTER	9.0%
Cedar Realty Trust		694,211	$3,596,013
DDR Corp.[a,b]		1,364,341	22,716,278
Kimco Realty Corp.[a,b]		1,778,714	38,117,841
Ramco-Gershenson Properties Trust		675,829	10,495,624
Regency Centers Corp.[a,b]		449,929	22,860,893
Tanger Factory Outlet Centers		433,622	14,508,992
			112,295,641
FREE STANDING	3.6%
National Retail Properties		392,800	13,512,320
Realty Income Corp.		735,435	30,829,435
			44,341,755
REGIONAL MALL	17.8%
General Growth Properties[a,b]		1,425,414	28,322,976
Glimcher Realty Trust[a]		1,900,405	20,752,423
Simon Property Group[a,b]		979,844	154,736,964
Taubman Centers		224,924	16,903,039
			220,715,402
TOTAL SHOPPING CENTERS			377,352,798
SPECIALTY	1.2%
Digital Realty Trust[a,b]		246,618	15,043,698
TOTAL COMMON STOCK (Identified cost—$1,058,258,829)			1,385,701,513
PREFERRED SECURITIES—$25 PAR VALUE	15.7%
BANKS	0.6%
Ally Financial, 7.25%, due 2/7/33		136,500	3,441,165
Huntington Bancshares, 8.50%, Series A ($1,000 Par Value) (Convertible)		3,000	3,660,030
			7,101,195
BANKS—FOREIGN	0.3%
Royal Bank of Scotland Group PLC, 6.40%, Series M (United Kingdom)		200,000	4,246,000

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
INSURANCE	0.9%
MULTI-LINE	0.2%
Hartford Financial Services Group, 7.875%, due 4/15/42		70,000	$2,063,600
MULTI-LINE—FOREIGN	0.7%
ING Groep N.V., 7.05% (Netherlands)[a,b]		205,000	5,096,300
ING Groep N.V., 7.375% (Netherlands)		139,904	3,494,802
			8,591,102
TOTAL INSURANCE			10,654,702
REAL ESTATE	13.9%
DIVERSIFIED	5.3%
CapLease, 8.375%, Series Ba		45,936	1,159,884
Colony Financial, 8.50%, Series Aa		315,000	8,186,850
Cousins Properties, 7.50%, Series Ba		307,775	7,792,863
DuPont Fabros Technology, 7.875%, Series Aa		200,000	5,130,000
DuPont Fabros Technology, 7.625%, Series Ba		230,000	5,853,500
EPR Properties, 9.00%, Series E (Convertible)[a]		191,000	6,136,830
Forest City Enterprises, 7.375%, due 2/1/34[a]		580,000	14,859,600
Lexington Realty Trust, 6.50%, Series C ($50 Par Value)[a]		76,395	3,701,720
National Retail Properties, 5.70%		148,177	3,551,803
NorthStar Realty Finance Corp., 8.50%, Series D		168,900	4,188,720
Urstadt Biddle Properties, 7.125%, Series F		106,600	2,759,874
Winthrop Realty Trust, 7.75%, due 8/15/22		100,000	2,624,000
			65,945,644
HOTEL	3.2%
Ashford Hospitality Trust, 9.00%, Series Ea		405,000	10,667,700
Chesapeake Lodging Trust, 7.75%, Series Aa		200,000	5,130,000
Hersha Hospitality Trust, 8.00%, Series Ba		150,000	3,848,250
Hospitality Properties Trust, 7.125%, Series D		90,000	2,298,600
LaSalle Hotel Properties, 7.25%, Series G		122,162	3,034,504
Pebblebrook Hotel Trust, 7.875%, Series Aa		220,000	5,684,800
Pebblebrook Hotel Trust, 6.50%, Series C		160,000	3,864,000
Sunstone Hotel Investors, 8.00%, Series Da		180,000	4,725,000
			39,252,854

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
INDUSTRIALS	0.8%
First Potomac Realty Trust, 7.75%, Series Aa		130,000	$3,429,400
Monmouth Real Estate Investment Corp., 7.63%, Series Ac		200,000	5,110,000
Monmouth Real Estate Investment Corp., 7.875%, Series Bc		80,000	2,064,800
			10,604,200
OFFICE	0.8%
CommonWealth REIT, 6.50%, Series D (Convertible)[a]		173,800	4,006,090
Corporate Office Properties Trust, 7.375%, Series La		160,000	4,104,000
Hudson Pacific Properties, 8.375%, Series B		90,000	2,380,500
			10,490,590
RESIDENTIAL	0.7%
APARTMENT	0.4%
Alexandria Real Estate Equities, 7.00%, Series Da		199,200	5,157,288
MANUFACTURED HOME	0.3%
Equity Lifestyle Properties, 6.75%, Series C		115,994	2,991,485
TOTAL RESIDENTIAL			8,148,773
SHOPPING CENTERS	3.1%
COMMUNITY CENTER	1.5%
Cedar Realty Trust, 7.25%, Series Ba		160,000	4,112,000
DDR Corp., 7.375%, Series H		76,284	1,914,728
DDR Corp., 6.50%, Series Ja		340,000	8,207,600
Kite Realty Group Trust, 8.25%, Series A		140,000	3,605,000
Weingarten Realty Investors, 6.50%, Series F		53,571	1,345,168
			19,184,496

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
REGIONAL MALL	1.6%
CBL & Associates Properties, 7.375%, Series Da		546,988	$13,838,797
Pennsylvania REIT, 8.25%, Series A		159,000	4,203,960
Simon Property Group, 8.375%, Series J ($50 Par Value)[c]		23,092	1,540,929
			19,583,686
TOTAL SHOPPING CENTERS			38,768,182
TOTAL REAL ESTATE			173,210,243
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$179,004,592)			195,212,140
PREFERRED SECURITIES—CAPITAL SECURITIES	6.2%
BANKS	1.3%
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144Af		8,500,000	8,574,375
Farm Credit Bank of Texas, 10.00%, Series Ia		6,000	7,231,875
			15,806,250
BANKS—FOREIGN	1.6%
Banco Bilbao Vizcaya Argentaria SA, 9.00% (Spain)[d]		5,800,000	5,524,500
Barclays Bank PLC, 7.625%, due 11/21/22 (United Kingdom)		4,300,000	4,230,125
HBOS Capital Funding LP, 6.85% (United Kingdom)		5,200,000	4,769,700
RBS Capital Trust B, 6.80% (United Kingdom)		6,111,000	5,353,236
			19,877,561
INSURANCE	3.3%
LIFE/HEALTH INSURANCE	0.3%
Provident Financing Trust I, 7.405%, due 3/15/38		3,650,000	3,966,225
LIFE/HEALTH INSURANCE—FOREIGN	1.2%
La Mondiale Vie, 7.625% (France)[d]		7,250,000	7,440,313
Scottish Widows PLC, 7.00%, due 6/16/43 (United Kingdom)		5,000,000	7,424,652
			14,864,965

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
MULTI-LINE	0.4%
American International Group, 8.175%, due 5/15/68, (FRN)[a]		4,000,000	$4,900,000
MULTI-LINE—FOREIGN	0.3%
AXA SA, 6.379%, 144A (France)[f]		4,000,000	3,910,000
PROPERTY CASUALTY	0.5%
Liberty Mutual Group, 7.80%, due 3/15/37, 144Aa,f		5,525,000	6,505,687
REINSURANCE—FOREIGN	0.6%
Catlin Insurance Co., 7.249%, 144A (Bermuda)[a,f]		6,640,000	6,839,200
TOTAL INSURANCE			40,986,077
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$72,242,009)			76,669,888
		Principal Amount
CORPORATE BONDS—REAL ESTATE	0.6%
General Shopping Finance Ltd., 10.00%, 144A (Cayman Islands)[c,f]		$7,415,000	7,185,135
TOTAL CORPORATE BONDS (Identified cost—$7,415,000)			7,185,135
		Number of Shares
SHORT-TERM INVESTMENTS	1.2%
MONEY MARKET FUNDS
BlackRock Liquidity Funds: FedFund, 0.01%[g]		7,876,418	7,876,418
Federated Government Obligations Fund, 0.01%[g]		7,876,583	7,876,583
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$15,753,001)			15,753,001
TOTAL INVESTMENTS (Identified cost—$1,332,673,431)	135.2%		1,680,521,677
LIABILITIES IN EXCESS OF OTHER ASSETS	(35.2)		(437,976,689)
NET ASSETS (Equivalent to $11.28 per share based on 110,192,324 shares of common stock outstanding)	100.0%		$1,242,544,988

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

Glossary of Portfolio Abbreviations

EUR  Euro Currency

FRN  Floating Rate Note

REIT  Real Estate Investment Trust

Note: Percentages indicated are based on the net assets of the Fund.

a  All or a portion of the security is pledged as collateral in connection with the Fund's revolving credit agreement. $959,441,564 in aggregate has been pledged as collateral.

b  A portion of the security has been rehypothecated in connection with the Fund's revolving credit agreement. $410,936,881 in aggregate has been rehypothecated.

c  Illiquid security. Aggregate holdings equal 1.3% of the net assets of the Fund.

d  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair valued securities represent 1.0% of the net assets of the Fund.

e  Non-income producing security.

f  Resale is restricted to qualified institutional investors. Aggregate holdings equal 2.7% of the net assets of the Fund, of which 0.6% are illiquid.

g  Rate quoted represents the seven-day yield of the Fund.

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2013 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$1,332,673,431)	$1,680,521,677
Cash	33,973
Receivable for:
Investment securities sold	17,356,846
Dividends and interest	7,053,651
Other assets	251,871
Total Assets	1,705,218,018
LIABILITIES:
Payable for:
Revolving credit agreement	460,000,000
Investment management fees	1,197,116
Investment securities purchased	1,135,832
Interest expense	94,720
Administration fees	28,167
Directors' fees	1,617
Other liabilities	215,578
Total Liabilities	462,673,030
NET ASSETS	$1,242,544,988
NET ASSETS consist of:
Paid-in capital	$939,234,564
Dividends in excess of net investment income	(24,184,349)
Accumulated net realized loss	(20,261,165)
Net unrealized appreciation	347,755,938
$1,242,544,988
NET ASSET VALUE PER COMMON SHARE:
($1,242,544,988 ÷ 110,192,324 shares outstanding)	$11.28
MARKET PRICE PER COMMON SHARE	$11.23
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER COMMON SHARE	(0.44)%

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2013 (Unaudited)

Investment Income:
Dividend income (net of $2,759 of foreign withholding tax)	$21,591,153
Interest income (net of $7,540 of foreign withholding tax)	2,964,185
Rehypothecation income	38,969
Total Investment Income	24,594,307
Expenses:
Investment management fees	7,410,272
Interest expense	4,287,863
Administration fees	299,106
Line of credit fees	196,586
Shareholder reporting expenses	139,616
Custodian fees and expenses	101,724
Professional fees	68,887
Directors' fees and expenses	36,701
Transfer agent fees and expenses	15,056
Registration and filing fees	4,930
Miscellaneous	80,783
Total Expenses	12,641,524
Net Investment Income	11,952,783
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	101,351,719
Options	113,772
Foreign currency transactions	(1,414)
Net realized gain	101,464,077
Net change in unrealized appreciation (depreciation) on:
Investments	(33,114,912)
Foreign currency translations	(383)
Net change in unrealized appreciation (depreciation)	(33,115,295)
Net realized and unrealized gain	68,348,782
Net Increase in Net Assets Resulting from Operations	$80,301,565

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2013	For the Year Ended December 31, 2012
Change in Net Assets Applicable to Common Shares:
From Operations:
Net investment income	$11,952,783	$30,978,445
Net realized gain	101,464,077	89,777,921
Net change in unrealized appreciation (depreciation)	(33,115,295)	116,131,441
Net increase in net assets resulting from operations	80,301,565	236,887,807
Dividends and Distributions to Common Shareholders from:
Net investment income	(39,635,572)	(23,026,059)
Net realized gain	—	(56,191,035)
Total dividends and distributions to common shareholders	(39,635,572)	(79,217,094)
Capital Stock Transactions:
Increase in net assets from Fund share transactions	1,054,835	1,080,006
Total increase in net assets applicable to common shares	41,720,828	158,750,719
Net Assets Applicable to Common Shares:
Beginning of period	1,200,824,160	1,042,073,441
End of period[a]	$1,242,544,988	$1,200,824,160

a  Includes dividends in excess of net investment income and accumulated undistributed net investment income of $24,184,349 and $3,498,440, respectively.

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2013 (Unaudited)

Decrease in Cash:
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$80,301,565
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(581,860,858)
Net purchases, sales and maturities of short-term investments	15,848,600
Net amortization of premium	18,636
Proceeds from sales and maturities of long-term investments	592,519,057
Net decrease in dividends and interest receivable and other assets	950,592
Net decrease in interest expense payable, accrued expenses and other liabilities	(421,644)
Net change in unrealized depreciation on investments	33,114,912
Net realized gain on investments	(101,351,719)
Cash provided by operating activities	39,119,141
Cash Flows from Financing Activities:
Increase in net assets from Fund share transactions	1,054,835
Distributions paid on common shares	(40,692,313)
Cash used for financing activities	(39,637,478)
Decrease in cash	(518,337)
Cash at beginning of period	552,310
Cash at end of period	$33,973

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a common share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended	For the Year Ended December 31,
Per Share Operating Performance:	June 30, 2013	2012	2011	2010	2009	2008
Net asset value per common share, beginning of period	$10.91	$9.47	$9.56	$7.44	$5.38	$15.66
Income (loss) from investment operations:
Net investment income	0.11 [a]	0.28 [a]	0.65	0.41	0.27	0.77
Net realized and unrealized gain (loss)	0.62	1.88	(0.02)	2.25	2.20	(8.92)
Total income (loss) from investment operations	0.73	2.16	0.63	2.66	2.47	(8.15)
Less dividends and distributions to preferred shareholders from:
Net investment income	—	—	—	—	(0.00)[b]	(0.33)
Total dividends and distributions to preferred shareholders	—	—	—	—	(0.00)[b]	(0.33)
Total from investment operations applicable to common shares	0.73	2.16	0.63	2.66	2.47	(8.48)
Less dividends and distributions to common shareholders from:
Net investment income	(0.36)	(0.21)	(0.65)	(0.39)	(0.26)	(0.34)
Net realized gain	—	(0.51)	(0.07)	(0.16)	—	—
Tax return of capital	—	—	—	—	(0.15)	(1.46)
Total dividends and distributions to common shareholders	(0.36)	(0.72)	(0.72)	(0.55)	(0.41)	(1.80)
Anti-dilutive effect from the issuance of reinvested common shares	0.00 [b]	0.00 [b]	—	—	—	0.00 [b]
Anti-dilutive effect from the purchase of common shares	—	—	—	0.01	—	—
Net increase (decrease) in net asset value per common share	0.37	1.44	(0.09)	2.12	2.06	(10.28)
Net asset value, per common share, end of period	$11.28	$10.91	$9.47	$9.56	$7.44	$5.38
Market value, per common share, end of period	$11.23	$10.16	$8.47	$8.65	$6.07	$3.80
Total net asset value return[c]	6.69%[d]	23.32%	7.31%	37.80%	54.24%[e]	–58.62%[e]
Total market value return[c]	14.05%[d]	28.40%	6.07%	52.82%	77.83%	–68.42%

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended	For the Year Ended December 31,
Ratios/Supplemental Data:	June 30, 2013	2012	2011	2010	2009	2008
Net assets applicable to common shares, end of period (in millions)	$1,242.5	$1,200.8	$1,042.1	$1,051.8	$716.6	$210.9
Ratio of expenses to average daily net assets applicable to common shares (before expense reduction)[f]	1.96%[g]	1.80%	1.90%	2.10%	3.42%	2.11%
Ratio of expenses to average daily net assets applicable to common shares (net of expense reduction)[f]	1.96%[g]	1.80%	1.87%	1.98%	3.18%	1.76%
Ratio of expenses to average daily net assets applicable to common shares (net of expense reduction and excluding interest expense)[f]	1.30%[g]	1.30%	1.32%	1.36%	2.61%	1.72%
Ratio of net investment income to average daily net assets applicable to common shares (before expense reduction)[f]	1.86%[g]	2.65%	2.62%	2.87%	5.62%	6.36%
Ratio of net investment income to average daily net assets applicable to common shares (net of expense reduction)[f]	1.86%[g]	2.65%	2.65%	2.99%	5.85%	6.71%
Ratio of expenses to average daily managed assets (before expense reduction)[f,h]	1.45%[g]	1.29%	1.33%	1.43%	2.04%	1.20%
Ratio of expenses to average daily managed assets (net of expense reduction)[f,h]	1.45%[g]	1.29%	1.31%	1.35%	1.90%	1.00%
Portfolio turnover rate	34%[d]	55%	53%	77%	77%	23%

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

Preferred Shares/Revolving	For the Six Months Ended	For the Year Ended December 31,
Credit Agreement:	June 30, 2013	2012	2011	2010	2009	2008
Liquidation value, end of period (in 000's)	—	—	—	—	—	$120,825
Total shares outstanding (in 000's)	—	—	—	—	—	5
Asset coverage ratio for revolving credit agreement	370%	361%	327%	329%[i]	294%[i]	3,786%
Asset coverage per $1,000 for revolving credit agreement	$3,701	$3,610	$3,265	$3,286	$2,938	$37,859
Asset coverage ratio for auction market preferred shares	—	—	—	—	—	262%[j]
Asset coverage per share for auction market preferred shares	—	—	—	—	—	$65,500 [j]
Liquidation preference per share	—	—	—	—	—	$25,000
Average market value per share[k]	—	—	—	—	—	$25,000

a  Calculation based on average shares outstanding.

b  Amount is less than $0.005.

c  Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund's NYSE market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

d  Not annualized.

e  Reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values differ from the net asset value and returns reported on December 31, 2008.

f  Ratios do not reflect dividend payments to preferred shareholders, where applicable.

g  Annualized.

h  Average daily managed assets represent net assets applicable to common shares plus liquidation preference of preferred shares and/or the outstanding balance of the revolving credit agreement.

i  For the period June 1, 2009 through June 10, 2010, the Fund utilized temporary relief from the Securities and Exchange Commission permitting the Fund to maintain 200% asset coverage.

j  Includes the effect of the outstanding borrowings from the revolving credit agreement.

k  Based on weekly prices.

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers Quality Income Realty Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on August 22, 2001 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, closed-end management investment company. The Fund's investment objective is high current income.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter options are valued based upon prices provided by the respective counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain foreign securities to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 securities as of June 30, 2013.

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)[a]
Common Stock	$1,385,701,513	$1,385,701,513	$—	$—	[b]
Preferred Securities— $25 Par Value	195,212,140	195,212,140	—	—
Preferred Securities— Capital Securities— Banks—Foreign	19,877,561	—	14,353,061	5,524,500	[c]
Preferred Securities— Capital Securities— Insurance—Life/Health Insurance—Foreign	14,864,965	—	7,424,652	7,440,313	[c]
Preferred Securities— Capital Securities— Other Industries	41,927,362	—	41,927,362	—
Corporate Bonds	7,185,135	—	—	7,185,135	[d]
Money Market Funds	15,753,001	—	15,753,001	—
Total Investments[e]	$1,680,521,677	$1,580,913,653	$79,458,076	$20,149,948

a  Certain of the Fund's investments are categorized as Level 3 and were valued utilizing third party pricing information without adjustment. Such valuations are based on significant unobservable inputs. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

b  BGP Holdings PLC was acquired via a spinoff and has been fair valued, by the Valuation Committee, at zero pursuant to the Fund's fair value procedures and classified as a Level 3 security.

c  Valued utilizing broker quotes.

d  Valued by a pricing service which utilized independent broker quotes.

e  Portfolio holdings are disclosed individually on the Schedule of Investments.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Investments in Securities	Preferred Securities— Capital Securities— Banks	Preferred Securities— Capital Securities— Banks— Foreign	Preferred Securities— Capital Securities— Real Estate— Diversified	Preferred Securities— Capital Securities— Insurance— Life/Health Insurance— Foreign	Corporate Bonds— Real Estate— Shopping Centers
Balance as of December 31, 2012	$21,576,472	$7,490,625	$—	$2,386,141	$—	$11,699,706
Purchases	13,310,893	—	5,917,375	—	7,393,518	—
Sales	(6,617,502)	—	—	(2,227,502)	—	(4,390,000)
Amortization	(6,697)	—	(1,935)	(1,542)	(3,220)	—
Realized gain (loss)	(1,799,419)	—	—	(2,189,419)	—	390,000
Change in unrealized appreciation (depreciation)	918,076	(258,750)	(390,940)	2,032,322	50,015	(514,571)
Transfers out of Level 3[a]	(7,231,875)	(7,231,875)	—	—	—	—
Balance as of June 30, 2013	$20,149,948	$—	$5,524,500	$—	$7,440,313	$7,185,135

The change in unrealized appreciation/(depreciation) attributable to securities owned on June 30, 2013 which were valued using significant unobservable inputs (Level 3) amounted to $(435,496).

a  As of December 31, 2012, the Fund used significant unobservable inputs in determining the value of certain investments. As of June 30, 2013, the Fund used significant observable inputs in determining the value of the same investments.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Real Estate Investment Trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.

Options: The Fund writes covered call options on securities and may write put or call options on an index and put options on securities with the intention of earning option premiums. Option premiums may increase the Fund's realized gains and therefore may help increase distributable income. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

At June 30, 2013, the Fund did not have any written option contracts outstanding.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund's Reinvestment Plan, unless the shareholder has elected to have them paid in cash.

On December 11, 2012, the Fund's Board of Directors announced that the Fund implemented a managed distribution policy in accordance with exemptive relief issued by the Securities and Exchange Commission. This policy gives the Fund greater flexibility to realize long-term capital gains throughout the year and to distribute those gains on a more regular basis to shareholders. Therefore, regular quarterly distributions throughout the year may include a portion of estimated realized long-term capital gains, along with net investment income, short-term capital gains and return of capital, which is not taxable. In accordance with the relief, the Fund is required to adhere to certain conditions in order to distribute long-term capital gains during the year.

Distributions paid by the Fund are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2013, the investment manager considers it likely that a portion of the dividends will be reclassified to net realized capital gain upon the final determination of the Fund's taxable income for the year.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2013, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the Fund's investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.85% of the average daily managed assets of the Fund. Managed assets are equal to the net assets of the common shares plus the amount of borrowings used for leverage outstanding.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.02% of the average daily managed assets of the Fund. For the six months ended June 30, 2013, the Fund incurred $174,359 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment manager. The Fund does not pay compensation to directors and officers affiliated with the investment manager except for the Chief Compliance Officer, who received compensation from the investment manager, which was reimbursed by the Fund, in the amount of $11,166 for the six months ended June 30, 2013.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2013, totaled $578,635,155 and $589,246,521, respectively.

Transactions in written options during the six months ended June 30, 2013, were as follows:

	Number of Contracts	Premium
Options outstanding at December 31, 2012	—	$—
Options written	2,850	113,772
Options expired	(2,850)	(113,772)
Options outstanding at June 30, 2013	—	$—

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 4. Derivative Investments

The following table presents the effect of derivatives held during the six months ended June 30, 2013, along with the respective location in the financial statements. The volume of activity for written options for the six months ended June 30, 2013 is summarized in Note 3.

Statement of Operations
Derivatives	Location	Realized Gain	Change in Unrealized Appreciation/ (Depreciation)
Equity contracts	Net Realized and Unrealized Gain	$113,772	—

Note 5. Income Tax Information

As of June 30, 2013, the federal tax cost and unrealized appreciation and depreciation in value of securities held were as follows:

Cost for federal income tax purposes	$1,332,673,431
Gross unrealized appreciation	$371,391,314
Gross unrealized depreciation	(23,543,068)
Net unrealized appreciation	$347,848,246

As of December 31, 2012, the Fund had a net short-term capital loss carryforward of $115,963,392, of which $67,568,917 will expire on December 31, 2016 and $48,394,475 will expire on December 31, 2017. Federal tax rules limit the Fund's use of these capital loss carryforwards as a result of the Fund's mergers with Cohen & Steers Premium Income Realty Fund, Inc., Cohen & Steers Advantage Income Realty Fund, Inc. and Cohen & Steers Worldwide Realty Income Fund, Inc. It is possible that all or a portion of these losses will not be able to be utilized prior to their expiration.

Note 6. Capital Stock

The Fund is authorized to issue 300 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2013, and the year ended December 31, 2012, the Fund issued 93,513 and 100,093 shares of common stock, respectively, for the reinvestment of dividends.

On December 11, 2012, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's common shares outstanding (Share Repurchase Program) from January 1, 2013 through the fiscal year ended December 31, 2013. During the six months ended June 30, 2013 and the year ended December 31, 2012, the Fund did not effect any repurchases.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 7. Borrowings

Effective December 24, 2012, the Fund entered into an amended and restated credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Ltd. (BNPP) in which the Fund began paying a monthly financing charge based on a combination of LIBOR-based variable and fixed rates. The commitment amount of the credit agreement is $460,000,000. The Fund also pays a fee of 0.55% per annum on the unused portion of the credit agreement. BNPP may not change certain terms of the credit agreement except upon 360 days' notice; however, if the Fund exceeds certain net asset value triggers, BNPP may make such changes upon 60 days' notice to the Fund. Also, if the Fund violates certain other conditions, the credit agreement may be terminated. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding (or more depending on the terms of the credit agreement) and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times. The credit agreement also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund will be compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned. The Fund will receive a portion of the fees earned by BNPP in connection with the rehypothecation of portfolio securities.

As of June 30, 2013, the Fund had outstanding borrowings of $460,000,000. During the six months ended June 30, 2013, the Fund borrowed an average daily balance of $460,000,000 at a weighted average borrowing cost of 1.85%. As of June 30, 2013, the aggregate value of rehypothecated securities, which are reflected as part of investments in securities on the Statement of Assets and Liabilities, was $410,936,881. The value of the outstanding borrowings under the credit agreement exceed the value of the rehypothecated securities at June 30, 2013. During the six months ended June 30, 2013, the Fund earned $38,969 in fees from rehypothecated securities.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 9. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2013 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers Quality Income Realty Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 25, 2013. The description of each proposal and number of shares voted are as follows:

Common Shares

	Shares Voted For	Authority Withheld
To elect Directors:
Martin Cohen	95,449,409.047	1,952,408.400
Richard J. Norman	95,468,518.851	1,933,298.596
Frank K. Ross	95,622,100.087	1,779,717.360

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(periods ended June 30, 2013) (Unaudited)

Based on Net Asset Value				Based on Market Value
One Year	Five Years	Ten Years	Since Inception (02/28/02)	One Year	Five Years	Ten Years	Since Inception (02/28/02)
11.14%	5.73%	8.53%	9.05%	14.67%	3.64%	8.28%	8.71%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement and/or from the issuance of preferred shares. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's net investment company taxable income and realized gains are a return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment management agreement (the Management Agreement), or interested persons of any such party (Independent Directors), has the responsibility under the 1940 Act to approve the Fund's Management Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a telephonic meeting of the Board of Directors held on June 12, 2013 and at a meeting held in person on June 18, 2013, the Management Agreement was discussed and was unanimously continued for a term ending June 30, 2014, by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Management Agreement, the Board of Directors reviewed materials provided by the Investment Manager and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds (Peer Funds) and performance comparisons to a larger category universe, prepared by an independent data provider; summary information prepared by the Investment Manager; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment management personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Manager: The Board of Directors reviewed the services that the Investment Manager provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Manager to its other funds, including those that have investment objectives and strategies similar to the Fund. The Board of Directors next considered the education, background and experience of the Investment Manager's personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund has had, and would likely continue to have, a favorable impact on the Fund. The Board of Directors further noted the Investment Manager's ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Manager, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Manager are adequate and appropriate.

(ii) Investment performance of the Fund and the Investment Manager: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant benchmark and blended benchmark. The Board of Directors considered that the Fund outperformed the median of the Peer Funds for the three- and five-year periods ending March 31, 2013,

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

ranking in the first quintile for each period, underperformed the median of the Peer Funds for the one-year period ended March 31, 2013 and was at the median of the Peer Funds for the ten-year period ended March 31, 2013, ranking in the fourth quintile and two out of three funds, respectively. The Board of Directors also noted that the Fund outperformed the benchmark and blended benchmark for the one- and three-year periods ended March 31, 2013 and underperformed the benchmark and the blended benchmark for the five- and ten-year periods ended March 31, 2013. The Board of Directors engaged in discussions with the Investment Manager regarding the contributors and detractors to the Fund's performance during the periods, as well as the impact of leverage on the Fund's performance. The Board of Directors also considered supplemental information provided by the Investment Manager, including a narrative summary of factors affecting performance and the Investment Manager's performance in managing other real estate funds. The Board of Directors then determined that Fund performance, in light of all the considerations noted above, was satisfactory.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Fund: Next, the Board of Directors considered the advisory fees and administrative fees payable by the Fund, as well as total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors considered the Fund's actual and contractual management fees, and the Fund's total expense ratios at managed and common asset levels compared to the medians of the Peer Funds. The Board of Directors noted that the Fund's actual management fees at managed and common asset levels were higher than the median of the Peer Funds, ranking in the fourth quintile for managed and in the fifth quintile for common asset levels, and that the contractual management fee at managed asset levels was also higher than the median of the Peer Funds ranking in the third quintile. The Board of Directors also noted that the Fund's total expense ratios including investment-related expenses was lower than the median of the Peer Funds at managed asset levels and higher than the median of the Peer Funds at common asset levels, ranking in the second quintile for managed and in the third quintile for common asset levels. The Board of Directors also noted that the Fund's total expense ratios excluding investment-related expenses was lower than the median of the Peer Funds at managed asset levels and higher than the median of the Peer Funds at common asset levels. The Board of Directors also noted that effective January 1, 2012, the Investment Manager is no longer waiving fees. The Board of Directors then considered the administrative services provided by the Investment Manager, including compliance and accounting services, and, further noted that the Fund pays an administration fee to the Investment Manager. The Board of Directors concluded that, in light of market conditions, the Fund's current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board of Directors considered the level of the Investment Manager's profits and whether the profits were reasonable for the Investment Manager. The Board of Directors took into consideration other benefits to be derived by the Investment Manager in connection with the Management Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Manager receives by allocating the Fund's brokerage transactions. The Board of Directors also considered the fees received by the Investment Manager under the Administration Agreement, and noted the significant services received, such as compliance, accounting and operational services and

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund, and that these services were beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Manager from its relationship with the Fund were reasonable and consistent with the Investment Manager's fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that, given the Fund's closed-end structure, there were not significant economies of scale that were not being shared with shareholders.

(v) Comparison of services rendered and fees paid to those under other investment management contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Management Agreement to those under other investment management contracts of other investment advisors managing Peer Funds. The Board of Directors also considered the services rendered, fees paid and profitability under the Management Agreement to those under the Investment Manager's other management agreements, as well as the services rendered, fees paid and profitability under the management agreements to those under the Investment Manager's other fund management agreements and advisory contracts with institutional and other clients with similar investment mandates. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Manager in developing and managing the Fund that the Investment Manager does not have with institutional and other clients. The Board of Directors determined that on a comparative basis the fees under the Management Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Management Agreement.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Europe SPRL, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS REALTY INCOME FUND

  •  Designed for investors seeking total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
EMERGING MARKETS REAL ESTATE FUND

  •  Designed for investors seeking total return, investing primarily in emerging market real estate securities

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

  Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

William F. Scapell
Vice president

Thomas N. Bohjalian
Vice president

Yigal D. Jhirad
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Computershare
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Ropes & Gray, LLP
1211 Avenue of the Americas
New York, NY 10036

New York Stock Exchange Symbol: RQI

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

QUALITY INCOME REALTY FUND

280 PARK AVENUE

NEW YORK, NY 10017

eDelivery NOW AVAILABLE

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RQISAR

Semiannual Report June 30, 2013

Cohen & Steers Quality Income Realty Fund

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

(c) Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

By:	/s/Adam Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer

Date: August 27, 2013.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Adam Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Gialanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: August 27, 2013